                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                             -----------------------


                                  FORM 8-K/A-2

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported) March 26, 1996




                             TRACK DATA CORPORATION
             (Exact name of registrant as specified in its charter)


                       Delaware                               0-24634                      22-3181095
    (State or other jurisdiction of incorporation)   (Commission file number)   (IRS employer Identification No.)



                    56 Pine Street, New York, New York 10005
          (Address of principal executive offices, including zip code)



         Registrant's telephone number, including area code 212-422-4300



                         GLOBAL MARKET INFORMATION, INC.
                                  (Former Name)
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         This amendment is to add auditors reports for subsidiary companies included in the consolidated financial statements of Track Data Corporation for the year ended December 31, 1994.

                          INDEPENDENT AUDITORS' REPORT



Board of Directors and Stockholders
      Global Market Information, Inc.


We have audited the accompanying balance sheet of Global Market Information, Inc., a Delaware Corporation, as of December 31, 1994, and the related statements of income, stockholders' equity (deficiency) and cash flows for the year then ended (such financial statements are not separately presented herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Global Market Information, Inc. as of December 31, 1994, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.






Grant Thornton LLP
Melville, New York
March 8, 1995

                                     F-3-A
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                          INDEPENDENT AUDITORS' REPORT



Board of Directors and Stockholders
      Track Data (Japan), Ltd.


We have audited the accompanying balance sheet of Track Data (Japan), Ltd. (the "Company") as of December 31, 1994, and the related statements of operations and accumulated deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company at December 31, 1994, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.






Deloitte Touche Tohmatsu
February 17, 1995


                                     F-3-B
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               TRACK DATA CORPORATION



                                               /s/ BARRY HERTZ
                                              --------------------------------
                                              By Barry Hertz, Chairman






 /s/  BARRY HERTZ                   Chairman and Chief         June 28, 1996
- -----------------------             Executive Officer
      Barry Hertz





/s/ MARTIN KAYE                     VP Finance, Principal      June 28, 1996
- -----------------------             Financial Officer
   Martin Kaye